A Premier Rocky Mountain Growth Story 1099 18 Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG March 2007 Exhibit 99.2 th

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.
These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and Exchange
Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings. In addition, historical information may not be indicative of future results.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill
Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the
Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2006 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at
www.sec.gov.
Discretionary cash flow is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-
GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements

Reasons to Invest in BBG
PROVEN TRACK RECORD OF GROWTH:
Double-digit
annual proved reserve and production growth
VISIBLE DEVELOPMENT GROWTH:
Extensive, low risk
development inventory managed with operational excellence
WORLD CLASS EXPLORATION PORTFOLIO:
Multiple,
high-quality exploration plays with multi -Tcfe potential
Testing four high impact prospects in coming months
Track record of success thus far
FINANCIAL STRENGTH:
Strong balance sheet and hedge
position that provides flexibility to grow

2002 2003 2004 2005
$24
- $5 - $4 - $5
Net Income
(millions)
$62
2006
Proven Track Record of Growth
Production
18.3
31.7
52.1
39.4
Current production: between 160 – 165 MMcfe/d
(excluding Williston)
63
58
58
Dec
2002
Dec
2003
Dec
2004
292
130
204
Net Proved Reserves
(Bcfe)
341
Dec
2005
Dec
2006
428
Discretionary Cash Flow*
(millions)
2002 2004 2005
$7
$102
$195
2003
$38
$239
2006
*Non-GAAP measure
Reserve replacement ratio
2005 2004 2003 2006 2007 E
378%
224%
267%

0
25
50
75
100
125
150
2005 2006 2007E 2008E 2009E
Visible Double-digit Production Growth
224 Wells Drilled
(Gross)
Development 107
Delineation 7
Exploration 11
CBM 99
406 Wells Planned
(Gross)
Development 127
Delineation 40
Exploration 10
CBM 229
474 Wells Planned
(Gross)
Development 159
Delineation 72
Exploration 13
CBM 230
518 Wells Planned
(Gross)
Development 168
Delineation 97
Exploration 6
CBM 247
39.4
39.4
52.1
52.1
Development
(Piceance, W. Tavaputs, CBM)
With Delineation
Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
Development
(Piceance, W. Tavaputs, CBM)
With Delineation
Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
303 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
Intended
Williston
divestiture
West
Tavaputs
EIS
expected
Q4 ’07 –
Q1 ‘08
58
58
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
95
77
95
77
130
99
130
99
63

Possible
Possible
Proved
Proved
Probable
Probable
2.0 Tcfe
3P Resources
2.0 Tcfe
3P Resources
WRB
63
WRB
63
Uinta
151
Uinta
151
PRB 26
PRB 26
Piceance
146
Piceance
146
Williston
42
Williston
42
428 Bcfe
Net Proved Reserves
Delineating
Projects
Delineating
Projects
1P
1P
Exploration
Exploration
2P
2P
3P
3P
8-10 Tcfe
Unrisked Potential
8-10 Tcfe
Unrisked Potential
Strong Portfolio to Generate Reserve Growth
as of December 31, 2006

Financial Flexibility to Grow
Capitalization
as of December 31, 2006 (in millions)
Hedge Position (as of March 20, 2007)
Protected 27% of estimated
2008 natural gas at $6.60
Rockies price, 20% is collared
at $6.50/$10.00 and 7% is
swapped at $6.79
Protected 65% of estimated
2007 natural gas at $6.02
Rockies price, 40% is collared
at $6.15/$9.75 and 25% is
swapped at $5.82
Cash $  41
Debt 188
Stockholders’ Equity 756
•
Net debt-to-capitalization ratio of 16%
•
Revolving line of credit – conforming borrowing
base of $310 million (based on MY 2006 reserves),
increasing to $360+ million
•
Currently have $188 million debt outstanding
Protected 65% of estimated
2007 natural gas at $6.02
Rockies price, 40% is collared
at $6.15/$9.75 and 25% is
swapped at $5.82
•
Receive upside for prices
above $5.82 on 75% of gas

Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River
Basin
Uinta
Basin
W. Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Gibson
Gulch
•
428 Bcfe proved reserves
(YE ’06)
•
Production and reserve growth
visibility: 1.7 Tcfe 3P resources
in development projects
•
2,800+ locations
•
Multi - year drilling inventory

2005 2006 2007E 2008E 2009E
Capital Expenditures
2007 Capex
$425 – $450 million
Exploration
10%
Exploration
10%
Development
72%
Development
72%
Delineation
18%
Delineation
18%
Piceance 40%
Piceance 40%
Uinta 39%
Uinta 39%
WRB 7%
Other 8%
PRB 6%
$347
$347
Acquisitions
Base Capex
$376
$376
$48
$425-
450
$425-
450

Bill Barrett Corporation

Fort Union Outcrop
Fort Union Outcrop

Program Potential
•
3P resources 204 Bcfe
@ YE ‘06
•
1,200+ gross drilling locations
Key Information
•
Low risk, high return
drilling, Big George coals
•
123,000 net acres (Dec. 2006)
•
18 MMcfe/d net production
(Dec 2006)
•
26 Bcfe proved reserves
@ YE ‘06
•
99 wells drilled in 2006
•
229 wells planned for 2007
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Palmtree
Palmtree
BIG BIG
GEORGE GEORGE
PLAY PLAY
Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
Pine Tree
Pine Tree
Cat
Creek
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
Powder River Basin – CBM
Big George Coal - Wyoming

Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)¹
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
$ 6.48
(0.45)
$ 6.03
(1.89)
(0.91)
$ 3.23
(0.71)
$ 2.52
50%
$ 3.15
Bcfe
0.35
80%
0.28
$    80
120
$  200
$ 0.71
(ranges from 0.15 – 0.8)
$, thousands
For illustrative purposes only, does not represent
formal guidance (See “Forward-Looking and Other
Cautionary Statements” on slide 2)
1
Three year Rockies strip as of March 16, 2007 - $6.48
Powder River Basin – CBM
Big George Coal - Wyoming

2007 2006 2005 2008 2009
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
Production
Powder River Basin – CBM
Big George Coal - Wyoming
0
10
20
30
40
50
60
182 Wells 229 Wells 230 Wells 247 Wells 99 Wells

Silt
Processing 3-Component
3-D Seismic
Non-BBC gas well
BBC acreage
BBC gas well
Key Information
•
14,000+ net undeveloped acres, WI:80+%
•
146 Bcfe proved reserves @ YE ‘06
•
68 wells drilled in 2006
•
96 wells planned for 2007
•
Three-rig level-loaded program during 2007
•
48 MMcfe/d net production (Dec. 2006)
Program Potential
•
3P resources 700 Bcfe @ YE ‘06
•
457 drilling locations (20-acre well density)
•
Upside: 10-acre downspacing, pilots in 2007
Piceance Basin - Gibson Gulch
Williams Fork - Colorado

1
Three year Rockies strip as of March 16, 2007 - $6.48
$  6.48
0.83
$  7.31
(0.82)
(0.39)
$ 6.10
(1.96)
$ 4.14
43%
$ 4.20
Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)¹
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
Bcfe
1.2
81%
0.97
$ 0.7
1.2
$1.9
$1.96
$, millions
For illustrative purposes only, does not represent
formal guidance (See “Forward-Looking and Other
Cautionary Statements” on slide 2)
Piceance Basin - Gibson Gulch
Williams Fork - Colorado

2007 2006 2005 2008 2009
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
Production
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
0
10
20
30
40
50
60
70
80
90
82 Wells 81 Wells 96 Wells 68 Wells 80 Wells

Compressor site
BBC Acreage
Gas Well
2007 Shallow Location
Existing Pipeline
Proposed Pipeline
Questar interconnect
Prickly
Pear
Structure
Peter’s
Point
Structure
•
95 MMcf/d (gross) facility capacity
•
120 MMcfe/d processing capacity
(100 firm, 20 interruptible)
•
Negotiating additional 70 MMcfe/d
for Q1 ‘08
•
31,000+ net undeveloped acres, WI: 83+%
Program Potential
•
250-300 drilling locations on 40-acre within primary
“sweet-spot”
•
3P resources 796 Bcfe @ YE ’06 (shallow & deep)
•
146 Bcfe proved reserves @ YE ’06 (shallow & deep)
•
30 wells drilled in 2006; 29 wells planned for 2007
•
EIS in process, record of decision expected
Q4 ’07 - Q1 ‘08
Key Information
Uinta Basin - West Tavaputs
Shallow - Wasatch/Mesaverde - Utah

Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)¹
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.7
83%
2.2
$1.2
1.8
$3.0
$1.34
$ 6.48
0.10
$ 6.58
(0.40)
(0.37)
$ 5.81
(1.34)
$ 4.47
81%
$ 3.10
$, millions
For illustrative purposes only, does not represent
formal guidance (See “Forward-Looking and Other
Cautionary Statements” on slide 2)
Peters Point 6-7D, W. Tavaputs
1
Three year Rockies strip as of March 16, 2007 - $6.48
Uinta Basin - West Tavaputs
Shallow - Wasatch/Mesaverde - Utah

2007 2006 2005 2008 2009
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
Production
Uinta Basin - West Tavaputs
0
20
40
60
80
100
120
140
160
16 Wells
30 Wells 29 Wells
51 Wells 75 Wells

Questar
interconnect
Compressor
site
Deep show well
(1967)
Area of
Jurassic 3-D
Four-way
Closure
Getty deep show well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area of Dakota
Potential
Prickly
Pear
Structure
Peter’s
Point
Structure
4-12 Deep
Delineation
IP 10.3 MMcfe/d
(gross)
Navajo
2-12
Completing
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Peters Point 6-7 Deep Discovery
IP 11.4 MMcfe/d (gross)
(10/05)
100% WI, TD 15,349’-directional
Dakota, Entrada and Navajo
BBC acreage
Seismic option acreage
Gas well (Wasatch, North
Horn, Price River)
2006 deep location
2007 deep location
Potential 160-acre location
Existing pipeline
Proposed pipeline
Key Information
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
2 deep wells drilled in 2006; 3 deep wells
planned for 2007
•
D&C cost: $10-11 million per well
•
EUR: 5-6+ Bcfe
Deep Program Potential
•
2 deep structures (east and west)
•
20-30 drilling locations (east structure)
Uinta Basin - West Tavaputs
Deep - Dakota/Entrada, Navajo - Utah

1st Draft – March 2007
Public Comment Initiated - June 2007
Final EIS – September 2007
Record of Decision – Q4 07 to Q1 08*
* While the EIS is scheduled for completion in October 2007, we have incorporated a three month delay in development plans
Uinta Basin - West Tavaputs
Environmental Impact Statement Schedule

Bill Barrett Corporation

.2 Bcfd
.7 Bcfd
1.8 Bcfd
additional in
Q1 2008
3 Bcfd
1.8 Bcfd
.7 Bcfd

21 NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
MONTANA
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Rocky Mountain Pipeline Export Capacity
Meeker/
Greasewood
Opal
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Piceance Piceance
Williston Williston
Cheyenne
Wind
River
Wind
River
Rockies production ~7.2
Regional demand ~1.5 - 2.3
~5.7 - 4.9
Rockies export capacity ~6.2
REX capacity 1.8
Plus misc expansion due to compression

Bill Barrett Corporation

MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO

Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
Hook/
Woodside
W. Tavaputs
ultra deep
Big Horn
Circus
Waltman Arch
Cave Gulch deep
Bullfrog deep
Cooper deep
Pine Ridge
Yellowjacket
W. Tavaputs
deep
World Class Exploration Portfolio
2005/2006 discovery
Planned exploration drilling
within 12 months
Delineating project
Lake Canyon/
Blacktail Ridge
•
Over 8 Tcfe of unrisked
exploration upside
•
3 delineating projects with
2+ Tcfe potential
•
7 exploration projects that
have 5.6 Tcfe of upside
potential are drilling or to be
drilled within 12 months
•
1,000,000 net undeveloped
acres pro forma for expected
divestitures (December 2006)
Delineating
Projects
Delineating
Projects
1P
1P
2P
2P
3P
3P
8-10 Tcfe
Unrisked Potential
8-10 Tcfe
Unrisked Potential
Exploration
Exploration

Bill Barrett Corporation

Mesaverde/Mancos/Emery/Ferron potential

Lake Canyon/Blacktail Ridge Project
Uinta Basin, Utah
Duchesne
Delineating Play
Monument Butte
Brundage Canyon
47 MMBOE CUM
Altamont/Bluebell
379 MMBOE CUM
SCALE
1 Township
= 36 sq mi
New Field Discovery
6 Green River wells, 1 Wasatch,
2 Wasatch, currently testing
All wells currently ~ 90 BOEPD,
99 MBOE CUM
50 sq mi
3C, 3-D
Blacktail Ridge
300 MBOE per well
“sweet- spot”
Potential
Wasatch field
extension
BBC Acreage
BBC Acreage earned deep rights
(Wasatch and below) 75% WI
Recent 3
rd
party completions
IPs 540-1257 BOEPD
2007 drilling:
14 Green River
10 Wasatch
2007 drilling:
8 Green River/Wasatch
Lake Canyon
Lake Canyon Blacktail Ridge
Gross Acres
229,581 51,428
Net Acres
158,659 25,714
WI (Green R.& above)* 18.75-25% 50 - 100%
WI (Wasatch & below)* 56.25-75% 50 - 100%
Depths 4,000 - 8,000 5,000 - 11,000
2007 Activity 24 wells (14 Tgr & 10 Tw) 8
* depends on Tribal participation

Bill Barrett Corporation

Swell
San Rafael
UINTA BASIN
PARADOX BASIN
Dakota Outcrop

Hook and Woodside Prospects
500 – 700 Bcfe Unrisked Potential
Uinta/Paradox Basins, Utah
Greater
Drunkards
Wash
Price, UT
CUM
741 Bcfe
SCALE
1 Township
= 36 sq mi
West Tavaputs
CUM 33 Bcfe
Woodside Project
26,000+ Net
Undeveloped Acres
Hook Project Area
92,000+ Net Undeveloped
Acres
Woodside Dome
2-D defined
#1 Woodside
Spud Q2 2007
TD ~6,500’
1962 well – gas shows
in 27 Pennsylvanian
zones
BBC Peters Pt 6-7
Deep Discovery
2007 drilling:
1-2 wells “deep” Hook
Manning Canyon (Barnett equivalent )
TD 8,000’ – 11,000’
2007 drilling:
2 wells “shallow” Hook
Fractured “Ferron” Shale
TD 1,000’ – 4,000’
Barrett acreage
Gas fields
Manning Canyon
show well
UT
CO
Paradox
Basin
Uinta
Basin

Bill Barrett Corporation

BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Montana Overthrust
Circus and Toston-Six Mile Areas
BBC Acreage
Dry with Oil Show
Dry with Gas
Show
Thrust Fault
Structural Axes
102 sq. mi. 3-D
(currently
interpreting)
Scale in Miles
0 6
Toston-Six Mile
Circus
•
50% working interest (operated) in
248,000 net undeveloped acres (Dec. 2006)
•
Potential pay zones: Cretaceous 2,200’-7,000’
Mississippian 8,000’-11,000’,
Devonian 9,000’-11,500’
•
Live oil and gas shows in multiple horizons
•
Targeting large, four-way closures
•
First to utilize 3-D seismic
•
2 exploratory tests and ~78 sq. mi. of 3-D in ‘07
•
Multi Tcfe potential
2007 3-D
seismic
planned
64 sq. mi. 3-
D
(interpreted)
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
17,346 Net
Undeveloped
Acres
Circus
124,000 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe

Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
Key Information
•
Expansive project area
•
129,000 gross, 63,000 net
undeveloped acres (Dec. 2006)
•
55% working interest
•
Potential pay zone: Gothic Shale
•
5,500’-7,500 TDs’, estimated shale
thickness: 100-150’
Program Potential
•
Targeting 1-3 Bcfe per well
•
800 Bcfe unrisked potential
UT
CO
Paradox
Basin
Koskie #1
Current Status
•
Koskie and Rabbit Ck wells
drilled, cored and WOCT
•
Gas being desorbed from cores
•
2+ wells planned for 2007

Bill Barrett Corporation

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Big Horn Mtns
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie Creek
Little Buffalo
167 MMBbl
149 Bcf
Grass Creek
60 MMBbl
45 Bcf

SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
42 sq. miles
3-D seismic
currently interpreting
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Currently recompleting Mesaverde
Red
Point
Project Highlights
•
Large untested region
•
50% working interest (operated) in
163,000+ net undeveloped acres
(Dec. 2006)
•
Potential pay zones:
Lance 8,000’-14,500’,
Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 16,000’ – 19,000’
•
Targeting 3 - 5 Bcfe EUR wells
Big Horn Basin – Basin-Centered Gas Project
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes

Track Record of Execution
Positioned for visible, long-term Rockies reserve and production growth
47% compounded annual growth in production (2002 – 2006)
52% compounded annual growth in reserves (2002 - 2006)
Grew 3P resources to 2 Tcfe @ YE 2006, primarily organically
Proven track record of exploration discoveries
West Tavaputs deep, Lake Canyon, Waltman Arch
Testing at least four high-potential exploration prospects
in the next six months
Financial flexibility to pursue growth strategy